As filed with the U.S. Securities and Exchange Commission

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23196

StrongVest ETF Trust
(Exact name of registrant as specified in charter)

131 Plantation Ridge Drive, Suite 100

Mooresville, NC 28117
(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

704-994-8294

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

CWA Income ETF

Ticker: CWAI

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

StrongVest ETF Trust

StrongVest ETF Trust

Letter to Shareholders

December 31, 2018 (Unaudited)

Dear shareholder,

CWAI’s total return for the year of 2018 was negative 2.60%, slightly behind the total return of our benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which was marginally above breakeven.

In last year’s letter, we cited the abnormally tight spread (difference between bond yields) in high yield debt versus government yields, at that time trading at one of the smallest premiums since the financial crisis. This situation unwound with a bang in 2018, as the yield premium demanded by the market rose by more than 50% during the year. This movement drove a near total shut down in the high yield market, with new issuance down 96.6% year over year according to SIFMA. Our positioning ahead of this move began to be rewarded as the events above unfolded, but we believe that we may have been early in our more defensive positioning, and in our opinion, these trends could continue.

In 2018, our positioning proved to be premature in our equity allocation of approximately 20% and the mix of bonds that we own. We believe that both issues are transitory as we discuss in the following paragraphs.

Equity Performance

We ended the year with approximately 18% of our investments in individual equities. Their return for the year was negative 5.99%, a meaningful detraction from our performance, subtracting 1.12% from our total return. In particular, the largest detractors came from the tobacco industry, from dividend paying equities Philip Morris International, Inc. and Altria Group, Inc., which were down 33.24% and 27.09% respectively, as investors feared the sustainability of their business models. However, we believe that current prices more than compensate investors for the risks in owning these stocks and that they represent compelling values at prevailing prices. Our equity investments in the healthcare and utility sector met more success, returning 24.82% and 7.38% respectively, thanks to strong performance from Pfizer, Inc. and Duke Energy Corporation.

Bond Performance

The performance of our bond selections also proved to be short of our benchmark, with a total return of negative 2.54% for our U.S. Treasury holdings and negative 1.19% for our corporate bonds. Our meaningful overweight in the corporate bond markets worked against us as the securitized debt markets held up marginally better in the year.

Our longer-dated U.S. Treasury holdings in the 2047 bond depreciated steadily in the year until the market volatility in the 4th quarter helped investors realize the hedge value of holding such a longer-dated and higher-quality bond. So, for this bond it was a tale of two years, falling 8% through November then rallying 8% from November to the end of the year. Much of our bond portfolio displayed a similar pattern of performance.

The winners in our corporate bond holdings tended to be concentrated in the shorter part of the duration curve, while our modest losses came from generally longer duration instruments, though many of these showed strong improvement into the end of the year, which has further accelerated in the new year.

Looking Forward

We believe that the recent outperformance of longer duration (measure of a bonds sensitivity to changes in interest rates) and higher quality bonds may well mark an important inflection point in the U.S. markets to redirect investors’ attention to the merits of the more resilient investments that we favor. After a full decade of rapid corporate debt growth, we think it’s prudent to be especially mindful of the risks we take.

StrongVest ETF Trust

Letter to Shareholders

December 31, 2018 (Unaudited) (Continued)

The violence of the moves we saw in the fourth quarter suggest that many investors may have yet to embrace this view, which we find encouraging for our prospects. We continue to believe that, over time, select equity ownership of well-run, competitive businesses can be a meaningful contribution to total returns, even if – from time to time – they are more volatile in the short run.

We thank you for your support and confidence in us and our research team.

Sincerely,

Lewis M. Johnson

Past performance is no guarantee of future results.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemable from the Fund except in large creation units. Brokerage commissions will reduce returns. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets securities. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the schedule of investments in this report.

Must be preceded or accompanied by a Prospectus.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). It is not possible to invest directly in an index.

CWAI ETF is distributed by Quasar Distributors, LLC

StrongVest ETF Trust

Investment Results

(Unaudited)

CWA Income ETF
Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on March 29, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index. The total operating expenses as stated in the fee table to the Fund’s prospectus dated April 30, 2018, is 0.75%. For performance information current to the most recent month-end, please call 1-800-617-0004.

Total Returns
(For the Year Ended December 31, 2018)

	One Year	Since Inception(a)
CWA Income ETF - NAV	-2.60%	1.55%
CWA Income ETF - Market	-2.68%	1.32%
Bloomberg Barclays U.S. Aggregate Bond Index (b)	0.01%	2.70%

(a)	Inception date is March 29, 2017.

(b)

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade, fixed rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

StrongVest ETF Trust

Portfolio Allocation

As of December 31, 2018 (Unaudited)

Sector	Percentage of Net Assets
Basic Materials	4.6%
Communications	10.1
Consumer Cyclical	8.2
Consumer Non-cyclical	15.1
Energy	16.4
Financial	24.4
Industrial	10.8
Technology	1.0
Utilities	2.5
U.S. Government Bonds	2.1
Short-term Investments	3.9
Other Assets in Excess of Liabilities	0.9
Total	100.0%

StrongVest ETF Trust

Expense Example

For the Six-Months Ended December 31, 2018 (Unaudited)

As a shareholder of CWA Income ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

CWA Income ETF
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Actual	$1,000.00	$997.20	$3.78	0.75%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 184/365, to reflect the current period.

StrongVest ETF Trust

CWA Income ETF

Schedule of Investments

December 31, 2018

Shares	Security Description	Value
COMMON STOCKS — 16.8%
Agriculture — 1.7%
1,772	Altria Group, Inc.	$87,519
840	Philip Morris International, Inc.	56,079
		143,598
Computers — 1.0%
783	International Business Machines Corporation	89,004
Electric — 2.5%
1,274	Duke Energy Corporation	109,946
2,253	Southern Company	98,952
		208,898
Electronics — 1.6%
2,089	Garmin Ltd.	132,275
Oil & Gas — 4.1%
2,947	BP PLC - ADR	111,750
1,239	Chevron Corporation	134,791
1,483	Exxon Mobil Corporation	101,126
		347,667
Pharmaceuticals — 1.4%
2,777	Pfizer, Inc.	121,216
Telecommunications — 3.4%
3,443	Cisco Systems, Inc.	149,185
2,441	Verizon Communications, Inc.	137,233
		286,418
Transportation — 1.1%
8,870	Ship Finance International Ltd.	93,401
TOTAL COMMON STOCKS (Cost $1,483,648 )		1,422,477

Principal Amount
CORPORATE BONDS — 75.4%
Banks — 5.2%
$225,000	JPMorgan Chase & Company
	05/01/2023, 3.375%	220,211
215,000	Wells Fargo & Company
	08/15/2023, 4.125%	216,496
		436,707

Principal Amount	Security Description	Value
Chemicals — 2.3%
$205,000	Praxair, Inc.
	02/05/2025, 2.650%	$194,140
Cosmetics/Personal Care — 2.4%
210,000	Unilever Capital Corporation
	07/30/2025, 3.100%	204,663
Diversified Financial Services — 9.6%
235,000	CME Group, Inc.
	09/15/2043, 5.300%	274,866
	Eaton Vance Corporation
124,000	06/15/2023, 3.625%	124,887
61,000	04/06/2027, 3.500%	59,175
195,000	Intercontinental Exchange, Inc.
	10/15/2023, 4.000%	200,094
155,000	Nasdaq, Inc.
	01/15/2020, 5.550%	158,410
		817,432
Electronics — 3.0%
260,000	Jabil, Inc.
	09/15/2022, 4.700%	258,050
Food — 2.1%
188,000	McCormick & Company, Inc.
	11/15/2025, 3.250%	180,177
Home Builders — 1.9%
160,000	NVR, Inc.
	09/15/2022, 3.950%	157,449
Household Products/Wares — 2.5%
210,000	Spectrum Brands, Inc.
	11/15/2022, 6.625%	213,150
Insurance — 8.7%
138,000	Berkshire Hathaway, Inc.
	03/15/2023, 2.750%	135,551
205,000	Chubb Corporation
	05/15/2038, 6.500%	261,801
164,000	First American Financial Corporation
	02/01/2023, 4.300%	164,796
152,000	GEICO Corporation
	07/15/2023, 7.350%	175,958
		738,106

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

CWA Income ETF

Schedule of Investments

December 31, 2018 (Continued)

Principal Amount	Security Description	Value
Internet — 1.7%
	Google LLC
$84,000	05/19/2021, 3.625%	$85,718
61,000	02/25/2024, 3.375%	61,947
		147,665
Iron/Steel — 2.3%
195,000	Nucor Corporation
	08/01/2023, 4.000%	198,145
Machinery-Diversified — 3.7%
	Rockwell Automation, Inc.
150,000	03/01/2020, 2.050%	148,373
132,000	12/01/2037, 6.250%	162,560
		310,933
Media — 1.9%
160,000	Time Warner Cable LLC
	02/01/2020, 5.000%	162,286
Oil & Gas — 9.7%
140,000	Chevron Corporation
	03/03/2020, 1.961%	138,618
	Exxon Mobil Corporation
195,000	03/15/2024, 3.176%	195,400
210,000	03/06/2025, 2.709%	203,526
295,000	Murphy Oil USA, Inc.
	05/01/2027, 5.625%	284,675
		822,219
Pharmaceuticals — 4.9%
	Johnson & Johnson
145,000	09/01/2029, 6.950%	188,073
205,000	05/15/2033, 4.950%	231,141
		419,214
Pipelines — 2.6%
220,000	Kinder Morgan, Inc.
	06/01/2045, 5.550%	218,630
Retail — 6.4%
	McDonald's Corporation
165,000	01/15/2022, 2.625%	161,785
195,000	06/10/2024, 3.250%	193,528
190,000	Walmart, Inc.
	04/11/2023, 2.550%	185,349
		540,662

Principal Amount	Security Description	Value
Telecommunications — 3.1%
$220,000	Cisco Systems, Inc.
	01/15/2040, 5.500%	$260,097
Transportation — 1.4%
115,000	United Parcel Service of America, Inc.
	04/01/2020, 8.375%	122,198
TOTAL CORPORATE BONDS (Cost $6,628,223)		6,401,923
U.S. GOVERNMENT BONDS — 2.1%
U.S. Treasury Bonds — 2.1%
189,000	08/15/2047, 2.750%	179,055
TOTAL U.S. GOVERNMENT BONDS (Cost $184,610)		179,055

Shares
REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
4,408	CoreCivic, Inc.	78,595
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $130,560)		78,595
SHORT-TERM INVESTMENTS — 3.9%
Money Market Funds — 3.9%
327,038	Fidelity Investments Money Market Government Portfolio - Class I, 2.220% (a)	327,038
TOTAL SHORT-TERM INVESTMENTS (Cost $327,038)		327,038
TOTAL INVESTMENTS — 99.1% (Cost $8,754,079)		8,409,088
Other Assets in Excess of Liabilities — 0.9%		74,773
NET ASSETS — 100.0%		$8,483,861

ADR	American Depositary Receipt

(a)	Annualized seven-day yield as of December 31, 2018.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

Statement of Assets and Liabilities

December 31, 2018

CWA Income ETF
ASSETS
Investments in Securities, at Value (a)	$8,409,088
Cash	1,107
Interest and Dividends Receivable	79,101
Total Assets	8,489,296

LIABILITIES
Management Fees Payable	5,435
Total Liabilities	5,435

NET ASSETS	$8,483,861

NET ASSETS CONSIST OF:
Paid-in Capital	$8,828,276
Total Distributable Earnings/(Accumulated Deficit)	(344,415)
Net Assets	$8,483,861

(a) Identified Cost:
Investments in Securities	$8,754,079

Net Asset Value:
Net Assets	$8,483,861
Shares Outstanding (a)	350,000
Net Asset Value, Offering and Redemption Price per Share	$24.24

(a)	No Par value, unlimited number of shares authorized.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

Statement of Operations

Year Ended December 31, 2018

CWA Income ETF
INVESTMENT INCOME
Interest	$226,162
Dividends	79,160
Total Investment Income	305,322

EXPENSES
Management Fees	64,993
Total Expenses	64,993

Net Investment Income/(Loss)	240,329

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net Change in Unrealized Appreciation/(Depreciation) of:
Investments in Securities	(471,640)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(231,311)

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

CWA Income ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Period Ended December 31, 2017 (a)
OPERATIONS:
Net Investment Income/(Loss)	$240,329	$129,557
Net Realized Gain/(Loss) on Investments	—	3,077
Change in Unrealized Appreciation/(Depreciation) of Investments	(471,640)	126,649
Net Increase/(Decrease) in Net Assets Resulting from Operations	(231,311)	259,283

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total Distributions to Shareholders	(239,753)	(133,623	)(b)

CAPITAL SHARE TRANSACTIONS:
Proceeds from Shares Sold	—	8,811,405
Transaction Fees (Note 1)	—	17,860
Net Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (c)	—	8,829,265
Net Increase/(Decrease) in Net Assets	$(471,064)	$8,954,925

NET ASSETS:
Beginning of Period	$8,954,925	$—
End of Period	$8,483,861	$8,954,925	(d)

(a)	The Fund commenced operations on March 29, 2017.

(b)	Includes distributions to shareholders from net investment income of $(130,543) and from net realized gains of $(3,080).

(c)	Summary of capital share transactions is as follows:

SHARES:
Shares Sold	—	350,000
Net Increase	—	350,000

(d)	Includes undistributed net investment income of $0.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

CWA Income ETF

Financial Highlights

For a capital share outstanding throughout the periods

	Year Ended December 31, 2018	Period Ended December 31, 2017 (a)
Net Asset Value, Beginning of Period	$25.59	$25.00
Income Gain/(Loss) from Investment Operations:
Net Investment Income/(Loss) (b)	0.69	0.48
Net Realized and Unrealized Gain/(Loss) on Investments	(1.35)	0.51
Total from Investment Operations	(0.66)	0.99
Less Distributions from:
Net Investment Income	(0.69)	(0.46)
Net Realized Gain	—	(0.01)
Total Distributions	(0.69)	(0.47)
Capital Share Transactions:
Transaction fees (Note 1)	—	0.07
Net Asset Value, End of Period	$24.24	$25.59

Total Return	-2.60%	4.25	%(c)

Supplemental Data:
Net Assets at End of Period (000's)	$8,484	$8,955
Ratios to Average Net Assets:
Expenses to Average Net Assets	0.75%	0.75	%(d)
Net Investment Income/(Loss) to Average Net Assets	2.77%	2.53	%(d)

Portfolio Turnover Rate (e)	0%	6	%(c)

(a)	Commencement of operations on March 29, 2017.

(b)	Calculated based on average shares outstanding during the period.

(c)	Not annualized.

(d)	Annualized.

(e)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2018

NOTE 1 – ORGANIZATION

StrongVest ETF Trust (the “Trust”), is a Delaware statutory trust organized on July 20, 2016, and is authorized to issue an unlimited number of shares in one or more series of funds. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of one series, CWA Income ETF (the “Fund”). The Fund is classified and operates as a diversified fund under the 1940 Act. The investment objective of the Fund is to seek to provide total return. The Fund commenced operations on March 29, 2017.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”) and the Fund. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, regardless of the number of Creation Units created or redeemed in the transaction. The Fund may adjust the standard fixed transaction fee from time to time. The fixed transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the transaction order costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash transactions, non-standard orders, or partial cash transactions of Creation Units. The variable charge is primarily designed to cover additional costs involved with buying or selling portfolio securities to satisfy a cash transaction. The Fund may determine to not charge a variable fee on certain transactions when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. For the year ended December 31, 2018, the Fund did not receive any variable fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2018 (Continued)

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market (“Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value per share.

Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the counter market. Debt securities not traded on an exchange may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Short-term securities, including repurchase agreements, that have maturities of less than 60 days at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2018 (Continued)

on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

CWA Income ETF
Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,422,477	$—	$—	$1,422,477
Corporate Bonds	—	6,401,923	—	6,401,923
U.S. Government Bonds	—	179,055	—	179,055
Real Estate Investment Trusts	78,595	—	—	78,595
Short-Term Investments	327,038	—	—	327,038
Total Investments in Securities	$1,828,110	$6,580,978	$—	$8,409,088

^	See Schedule of Investments for sector breakouts.

For the year ended December 31, 2018, the Fund did not recognize any transfers to or from Level 3.

B.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized from investment transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the effective yield method and are included within interest income on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Distributions received from the Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

C.

Federal Income Taxes. The Fund intends to elect and continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2018 (Continued)

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income for the Fund are declared and paid on a monthly basis and net realized gains on securities are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.

Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These classifications have no effect on net assets or NAV per share. For the fiscal year ended December 31, 2018, the Fund made no reclassifications.

I.

Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to December 31, 2018, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

StrongVest Global Advisors, LLC (the “Adviser”) acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day management of the Fund.

Pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”), the Fund pays the Adviser a unitary fee based on the average daily net assets of the Fund at the annual rate of 0.75%. Out of the unitary management fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund (“Fund Expenses”), including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2018 (Continued)

and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Adviser for providing services for the Fund.

CWA Asset Management Group, LLC (the “Sub-Adviser”) acts as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for execution of the Sub-Adviser’s strategy for the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser a fee for the services and facilities it provides payable on a monthly basis equal to 50% of the advisory fee that the Fund pays the Adviser (net of the Fund Expenses paid by the Adviser). The Sub-Adviser is 50% owned by Fundamental Global Investors, LLC. Fundamental Global Investors, LLC is the largest shareholder of Ballantyne Strong, Inc., an affiliate of the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator (as defined below).

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant and fund accountant. USBFS also serves as the transfer agent to the Fund. The Custodian, an affiliate of USBFS, serves as the Fund’s custodian. Both USBFS and the Custodian are affiliates of the Distributor.

Certain officers and a Trustee of the Trust are affiliated with the Adviser.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2018, there were no purchases and sales of securities by the Fund, no in-kind transactions associated with creations and redemptions, and no purchases of U.S. Government securities.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2018 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes as of December 31, 2018, were as follows:

Tax cost of investments	$8,754,079
Gross tax unrealized appreciation	120,891
Gross tax unrealized depreciation	(465,882)
Net tax unrealized appreciation/(depreciation)	(344,991)
Undistributed ordinary income	576
Undistributed long-term gain	—
Other accumulated gain/(loss)	—
Total distributable earnings/ (accumulated deficit)	$(344,415)

At December 31, 2018, the Fund, on a tax basis, did not defer any post-October capital or late year ordinary losses. At December 31, 2018, the Fund did not have any capital loss carry forwards.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2018 and fiscal period ended December 31, 2017, respectively, were as follows:

2018		2017
Ordinary Income	Long-Term Gains	Ordinary Income	Long-Term Gains
$239,753	—	$133,623	—

NOTE 6 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

StrongVest ETF Trust

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Shareholders and Board of Trustees of
StrongVest ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of StrongVest ETF Trust comprising CWA Income ETF (the “Fund”) as of December 31, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2019

StrongVest ETF Trust

Approval of Advisory Agreements & Board Considerations

December 31, 2018

The Board of Trustees (the “Board”) of StrongVest ETF Trust, including CWA Income ETF, its sole series (the “Fund”), met in person at a regularly scheduled meeting on December 8, 2018, in Naples, Florida, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders for the Board to reapprove the existing Investment Advisory Agreement between the Fund and StrongVest Global Advisors, LLC and the existing Sub-Advisory Agreement between CWA Asset Management Group, LLC (the “Sub-Adviser”) and the Adviser (the “Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the Trustees who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”) requested, and the Adviser and Sub-Adviser (collectively, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

●

nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;

●	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

●	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

●	costs of the services provided and profits realized by the Advisers; and

●	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Trustees considered the matters set forth above along with the following information:

●	leadership team of the Adviser, including the team’s experience with operating investment advisory firms;

●	the Sub-Adviser’s experience in managing investment accounts with the same investment strategy of the Fund;

●	the fact that the Adviser and Sub-Adviser has had no material compliance issues since the inception of the Fund;

●	the fact that the Sub-Adviser under the oversight of the Adviser has managed the investment portfolio of the Fund consistent with its investment objective and investment strategy; and

●	the returns of the Fund since its inception.

At the December 8, 2018 meeting, the Board and the Independent Trustees determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining

StrongVest ETF Trust

Approval of Advisory Agreements & Board Considerations

December 31, 2018 (Continued)

whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Trustees received materials in advance of the Board meeting from the Advisers. The Board applied its business judgment to determine whether the arrangements by and among the Fund, the Adviser and Sub-Adviser are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) performance of the Fund; (ii) investing experience and related track record of the portfolio manager; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel who provide services to the Fund; (iv) the Advisers’ experience in managing separately managed accounts and its related organizational capabilities; and (v) the financial soundness of Ballantyne Strong Inc., each Adviser’s ultimate parent company.

Investment Performance

The Board noted that the Fund, an actively managed ETF, performed well during 2018, fulfilling its investment objective of generating solid absolute returns. The Board found that the Fund’s annualized return as of September 30, 2018 was 0.41% and since inception (March 29, 2017) was 3.38%. This compared to returns over the same periods of 2.12% and 5.89% for the averages of the Fund’s peer funds; 0.62% and 3.15% for the Morningstar ETF Fixed Income Universe; and (1.22%) and 1.19% for the Barclays U.S. Aggregate Bond Index. The Adviser noted that the Fund’s underperformance relative to its peer group was due partially to the fact that the peer group included high yield bond ETFs, which have a different risk profile than the Fund.

The Board also noted the disciplined and long-term investment approach of the Sub-Adviser and its portfolio manager, while recognizing the performance history of the Fund was for a relatively short period.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that the portfolio manager, Adviser and Sub-Adviser had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Trustees determined that the Adviser continued to be the appropriate investment adviser for the Fund and that Sub-Adviser continue to be the appropriate investment Sub-Adviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Fund’s 0.75% advisory fee was higher than the average of its peer ETFs, which was 0.60%, but within the range of advisory fees, which started at 0.16% and went to 1.25%. The Board noted that each of the peer funds had greater assets in the Fund, including certain peer funds with significantly greater assets.

Profitability

With respect to profitability, the Board found the Fund was not profitable to the Advisers, noting that the Fund pays a unitary fee that makes the Adviser responsible for paying the fees of the Fund’s service providers.

StrongVest ETF Trust

Approval of Advisory Agreements & Board Considerations

December 31, 2018 (Continued)

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Trustees, approved the Investment Advisory Agreement and the Sub-Advisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

StrongVest ETF Trust

Additional Information

December 31, 2018 (Unaudited)

FEDERAL TAX INFORMATION

Qualified Dividend Income

For the taxable year ended December 31, 2018, the Fund paid qualified dividend income of 24.93%.

Dividends Received Deduction

For the taxable year ended December 31, 2018, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 20.08%.

Short-Term Capital Gain

For the taxable year ended December 31, 2018, the Fund didn’t pay any ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.cwaetfs.com daily.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.cwaetfs.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 will be (1) available by calling toll-free at (800) 617-0004 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trades on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (NAV) is available, without charge, on the Fund’s website at www.cwaetfs.com.

StrongVest ETF Trust

Additional Information

December 31, 2018 (Unaudited) (Continued)

TRUSTEES AND OFFICERS

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o StrongVest Global Advisors, LLC, 131 Plantation Ridge Drive, Suite 100, Mooresville, NC 28117. Each Trustee serves until resignation, death, retirement or removal. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling toll-free 1-800-617-0004.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Flippen, Jr., John C. 1965	Trustee	Since February 2017	Managing Director, Petroleum Capital and Real Estate, LLC (a transactional advisory services firm) (October 2009 – Present)	1	None
Govignon Jr., Richard 1976	Trustee	Since February 2017	Pharmacy Manager, Acme Markets (March 2017 – Present); Pharmacy Business Manager, CVS Health (January 2013 – March 2017); Pharmacy Manager, Rite Aid (May 1995 – January 2013)	1	None
Orlosky, Dan 1977	Trustee	Since February 2017	Project Manager, SEI Investments Co. (January 2011 – Present)	1	None
Interested Trustee
Cerminara, D. Kyle 1977	President and Trustee	Since 2016	Chairman & CEO, Ballantyne Strong, Inc.; CEO, Fundamental Global Investors, Co-CIO Capital Wealth Advisors	1	Director, RELM Wireless; Director, Blueharbor Bank; Director, Itasca Capital; Director, Iteris; Director, 1347 Property Insurance Doldings

StrongVest ETF Trust

Additional Information

December 31, 2018 (Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each Officer of the Trust is c/o StrongVest Global Advisors, LLC, 131 Plantation Ridge Drive, Suite 100, Mooresville, NC 28117. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Sutton, Jeffrey L. 1978	Chief Compliance Officer and Secretary	Since 2016

Chief Operating Officer & Chief Compliance Officer, Fundamental Global Investors (2015 – Present); Chief Compliance Officer of Capital Wealth Advisors (2015 – Present); Founder & President, ValueTree Investments LLC (2009 – Present)

Puglia, John F. 1992	Treasurer	Since 2018

Treasurer, StrongVest Global Advisors (since 2018), Financial Analyst in the Strategic Investments group at Ballantyne Strong, Inc. (since 2017); Analyst at The Carlyle Group, a private equity firm (2014-2017)

Adviser

StrongVest Global Advisors, LLC

131 Plantation Ridge Drive, Suite 100

Mooresville, NC 28117

Sub-Adviser

CWA Asset Management Group, LLC

9130 Galleria Court, Third Floor

Naples, FL 34109

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W. – Suite 700

Washington, DC 20036-1600

CWA Income ETF

Symbol – CWAI

CUSIP – 863418109

EX.99.IND.PUB.ACCT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dan Orlosky is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2018
Audit Fees	$15,000	$15,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2018
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: John Flippen, Richard Govignon, and Daniel Orlosky.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StrongVest ETF Trust

By (Signature and Title)	/s/ D. Kyle Cerminara
D. Kyle Cerminara, President (Principal Executive Officer)

Date	3/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ D. Kyle Cerminara
D. Kyle Cerminara, President (Principal Executive Officer)

Date	3/5/2019

By (Signature and Title)	/s/ John F. Puglia
John F. Puglia, Treasurer (Principal Financial Officer)

Date	3/5/2019

*	Print the name and title of each signing officer under his or her signature.